JOHNSONFAMILY FUNDS, INC.

Supplement dated October 16, 2007 to
Prospectus dated February 28, 2007

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

        Johnson Asset Management, Inc., a Wisconsin corporation (“Johnson Asset Management”) and the current investment adviser to the JohnsonFamily Large Cap Value Fund, the JohnsonFamily Small Cap Value Fund, the JohnsonFamily International Value Fund and the JohnsonFamily Intermediate Fixed Income Fund (each a “Fund”, and, collectively, the “Funds”), is majority owned by Johnson Financial Group, Inc., a Wisconsin corporation (“Johnson Financial Group”). The management of Johnson Asset Management (which currently owns the minority interest in Johnson Asset Management) through its majority ownership of Optique Capital Management, Inc. (“Optique Capital Management”), subject to certain conditions, has agreed to purchase from Johnson Financial Group the majority interest in Johnson Asset Management (the “Transaction”). In accordance with the terms of the Transaction and the Investment Company Act of 1940, as amended, the Funds’ Board of Directors is seeking approval of (1) a new investment advisory agreement with Optique Capital Management, the successor to Johnson Asset Management following the Transaction, for each Fund and (2) a new sub-advisory agreement with Optique Capital Management and RNC Genter Capital Management LLC (the current sub-adviser to the JohnsonFamily Intermediate Fixed Income Fund) for the JohnsonFamily Intermediate Fixed Income Fund.

        On October 9, 2007, the Funds’ Board of Directors approved each of the new investment advisory agreements with Optique Capital Management and directed that each be submitted to the Funds’ shareholders for their approval at a special meeting of shareholders to be held on November 30, 2007 (the “Special Meeting”). The Funds’ Board of Directors also approved the new sub-advisory agreement for the JohnsonFamily Intermediate Fixed Income Fund and directed that it be submitted to shareholders of the JohnsonFamily Intermediate Fixed Income Fund for their approval at the Special Meeting. Proxy materials for the Special Meeting will be mailed to shareholders soon.

        Optique Capital Management, as successor to Johnson Asset Management, has assured the Funds’ Board of Directors that there will be no reduction in the nature or quality of the investment advisory services provided to each of the Funds following the consummation of the Transaction, and the persons responsible for the day-to-day management of the Funds will remain the same. The fees payable by the Funds under the new investment advisory agreement are the same as the fees payable by the Funds under the current investment advisory agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE